BlackRock Municipal Bond Fund, Inc.
BlackRock National Municipal Fund
(the “Fund”)
Service Shares

Supplement dated October 14, 2016
to the Prospectus dated October 28, 2015

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to add a cap on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Service Shares. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock National Municipal Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.43%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Interest Expense	0.03%
Miscellaneous Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.77%
Fee Waivers and/or Expense Reimbursements[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.72%

[1]	As described in the “Management of the Fund” section of the Fund’s prospectus on page 24, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% of average daily net assets through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$241	$423	$949

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

The following is added immediately after the first table in the section of the Prospectus entitled “Management of the Fund — BlackRock”:

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the Fund Overview section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Service Shares	0.69%

[1]	The contractual cap is in effect through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

As stated above, the waivers and reimbursements described in the table above do not include Interest Expense. A Fund’s Interest Expense is required to be reported as part of operating expenses in such Fund’s expense table for accounting purposes. The Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments.

Shareholders should retain this Supplement for future reference.

PRO-10051SVC-1016SUP